Execution Copy

                                                                    EXHIBIT 99.3

                               SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of February 18, 2005 (this "AGREEMENT"), between dbsXmedia Inc., a Delaware corporation (the "Debtor"), and Loral Skynet Network Services, Inc., a Delaware corporation ("LSNS"), CyberStar L.P., a Delaware limited partnership ("CLP"), and CyberStar, LLC ("CL") (collectively, LSNS, CLP, and CL are referred to herein as the "Secured Party").

WHEREAS, the Debtor and the Secured Party entered into an Asset Purchase Agreement, dated as of February 18, 2005 (together with all attachments, exhibits and schedules thereto, and as may be amended from time to time, the "APA"), pursuant to which the Secured Party, subject to the terms and conditions contained therein, sold certain assets to the Debtor (the "Asset Sale"), and the Debtor agreed to make certain payments and to perform certain obligations in connection with such Asset Sale;

WHEREAS, contemporaneously with and in connection with the closing of the Asset Sale, Debtor will execute a Teleport Services Agreement (together with all attachments, exhibits and schedules thereto, and as may be amended from time to time, the "TSA"),") in which Debtor agreed to purchase certain satellite space segment and teleport services from LSNS; and

WHEREAS, the it is a condition precedent to the Secured Party's willingness to close on the Asset Sale that the Debtor execute and deliver to the Secured Party a security agreement in substantially the form hereof; and

WHEREAS, the Debtor wishes to grant a security interest in favor of the Secured Party as herein provided;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the APA. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in
Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in such Article 9. As used herein:

            "CUSTOMER CONTRACTS" means contracts between the Debtor and third party customers relating to its business television business, regardless of whether such third party contracts were Purchased Assets.

            "EVENT OF DEFAULT" means each of the following (a) the failure of any representation or warranty of the Debtor contained in the APA, the TSA, or this Agreement to be true and correct when made in any material respect, (b) after the expiration of any applicable cure period, the breach of any material covenant, agreement or obligation by the Debtor under the APA, the TSA, or this Agreement and (c) after the expiration of any applicable cure period, the failure of the Debtor to pay any of the Obligations as and when due to be paid under the terms of the APA, the TSA, or this Agreement.
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            "OBLIGATIONS"  means  the  payment  of  any  and  all  indebtedness, obligations, and liabilities of any nature whatsoever under the APA, the TSA, or this Agreement.

            "PURCHASED ASSETS" shall have the same definition as in the APA.

            "STATE" means the State of New York.

      2. Grant of Security Interest. The Debtor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Obligations, a security interest in the following properties, assets, and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "COLLATERAL"):

      A. the Purchased Assets;

      B. all Customer Contracts; and

      C. Proceeds or products of any or all of the foregoing Collateral, including to the extent the same constitute proceeds, all goods, equipment, instruments, documents, accounts, deposit accounts, letter-of-credit rights, general intangibles, intellectual property (including patents, trademarks and copyrights), books and records, manuals, instructions,, commercial tort claims, securities, investment property, supporting obligations, contract rights or rights to the payment of money, insurance.

      3. Authorization to File Financing Statements. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or as being of an equal or lesser scope or with greater detail, and (b) provide any other information required by part 5 of
Article 9 of the Uniform Commercial Code of the State, or such other jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Debtor is an organization, the type of organization and any organizational identification number issued to the Debtor and, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. The Debtor agrees to furnish any such information to the Secured Party promptly upon the Secured Party's request. The Debtor also ratifies its authorization for the Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.


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      4. Other Actions. To further the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, and without limitation on the Debtor's other obligations in this Agreement, the Debtor agrees, in each case at the Debtor's expense, to take the following actions with respect to the following
Collateral:

            4.1. Promissory Notes and Tangible Chattel Paper. If in connection with payment under a Customer Contract or to the extent related to other Collateral, the Debtor shall at any time hold or acquire any promissory notes or tangible chattel paper, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify.

            4.2. Investment Property. If any of the Collateral shall at any time consist of certificated securities, the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. If any such securities now or hereafter acquired by the Debtor as payment under a Customer Contract are uncertificated and are issued to the Debtor or its nominee directly by the issuer thereof, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (a) cause the issuer to agree to comply with instructions from the Secured Party as to such securities, without further consent of the Debtor or such nominee, or (b) arrange for the Secured Party to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by the Debtor constitute Collateral and are held by the Debtor or its nominee through a securities intermediary or commodity intermediary, the Debtor shall immediately notify the Secured Party thereof and, at the Secured Party's request and option, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Secured Party to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Secured Party to such commodity intermediary, in each case without further consent of the Debtor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Secured Party to become the entitlement holder with respect to such investment property, with the Debtor being permitted, only with the consent of the Secured Party, to exercise rights to withdraw or otherwise deal with such investment property. The Secured Party agrees with the Debtor that the Secured Party shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Debtor, unless an Event of Default has occurred and is continuing.

            4.3. Collateral in the Possession of a Bailee. If any Collateral is at any time in the possession of a bailee (other than the Secured Party), the Debtor shall promptly notify the Secured Party thereof and, at the Secured Party's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Secured Party, that the bailee holds such Collateral for the benefit of the Secured Party, and that such bailee agrees to comply, without further consent of the Debtor, with instructions from the Secured Party as to such Collateral. The Secured Party agrees with the Debtor that the Secured Party shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Debtor with respect to the bailee.


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            4.4.  Electronic  Chattel  Paper  and  Transferable  Records.  If in
connection  with  payment  under a Contract  or to the  extent  related to other
Collateral, the Debtor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, shall take such action as the Secured Party may reasonably request to vest in the Secured Party control, under Section 9-105 of the Uniform Commercial Code, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Secured Party agrees with the Debtor that the Secured Party will arrange, pursuant to procedures satisfactory to the Secured Party and so long as such procedures will not result in the Secured Party's loss of control, for the Debtor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing.

            4.5. Letter-of-Credit Rights. If, in connection with payment under a Contract or to the extent related to other Collateral, the Debtor is at any time a beneficiary under a letter of credit, the Debtor shall promptly notify the Secured Party thereof and, at the request and option of the Secured Party, the Debtor shall, pursuant to an agreement in form and substance satisfactory to the Secured Party, either (i) arrange for the issuer and any confirmer or other nominated person of such letter of credit to consent to an assignment to the Secured Party of the proceeds of the letter of credit, or (ii) arrange for the Secured Party to become the transferee beneficiary of the letter of credit, with the Secured Party agreeing, in each case, that the proceeds of the letter to credit are to be applied to reduce the Adjusted Principal .

            4.6. Commercial Tort Claims. If the Debtor shall at any time hold or acquire a commercial tort claim that constitutes Collateral, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the particulars thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

            4.7. Other Actions as to Any and All Collateral. The Debtor further agrees, at the request and option of the Secured Party, to take any and all other actions the Secured Party may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in any and all of the Collateral, including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Debtor's signature thereon is required therefor, (b) causing the Secured Party's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the Secured Party's security interest in such Collateral, (d) obtaining governmental and other third party waivers, consents and approvals in form and substance satisfactory to Secured Party, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, (f) taking all actions under any earlier versions of the Uniform Commercial Code or under any other law, as reasonably determined by the Secured Party to be applicable in any relevant Uniform Commercial Code or other jurisdiction, including any foreign jurisdiction, and (g) executing, delivering and filing a copyright security agreement in form and substance satisfactory to the Secured Party.


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      5.  Representations  and Warranties  Concerning Debtor's Legal Status. The
Debtor has previously delivered to the Secured Party a certificate signed by the Debtor and entitled "Perfection Certificate" (the "PERFECTION CERTIFICATE"). The Debtor represents and warrants to the Secured Party as follows: (a) the Debtor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Debtor is an organization of the type, and is organized in the jurisdiction set forth in the Perfection Certificate, (c) the
Perfection  Certificate  accurately  sets  forth  the  Debtor's   organizational
identification number or accurately states that the Debtor has none, (d) the Perfection Certificate accurately sets forth the Debtor's place of business or, if more than one, its chief executive office, as well as the Debtor's mailing address, if different, (e) all other information set forth on the Perfection Certificate pertaining to the Debtor is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.

      6. Covenants Concerning Debtor's Legal Status. The Debtor covenants with the Secured Party as follows: (a) without providing at least 30 days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Debtor does not have an organizational identification number and later obtains one, the Debtor shall forthwith notify the Secured Party of such organizational identification number, and (c) the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

      7. Representations, Warranties and Covenants Concerning Collateral, etc. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim or any person or any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and other liens permitted by the APA or the TSA, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in
Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) except as may have been disclosed in writing to the Secured Party none of the account debtors or other persons obligated on any of the Collateral as of the date hereof is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral and the Debtor will promptly notify the Secured Party if such representation and warranty ceases to be true at any time and take all actions necessary under such applicable law to perfect the security interest under this Agreement in such accounts, (d) the Debtor holds no commercial tort claim in connection with a Customer Contract except as indicated on the Perfection Certificate, (e) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete, and (f) that there has been no change in any information provided in the Perfection Certificate since the date on which it was executed by the Debtor.


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      8. Covenants Concerning Collateral, etc. The Debtor further covenants with the Secured Party as follows: (a) except as contemplated by the APA or, with respect to equipment inventory, as may be required in good faith to perform in the ordinary course of business under the terms and conditions of a Customer Contract, the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4, will be kept at those locations listed on the Perfection Certificate and the Debtor will not remove the Collateral from such locations without providing at least thirty days prior written notice to the Secured Party, (b) except for the security interest herein granted, the rights of Secured Party under the APA and the TSA, the Debtor shall be the owner of or have other rights in the Collateral free from any right or claim of any other person, lien, security interest or other encumbrance, and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) the Debtor shall not pledge, mortgage or create, or suffer to exist any right of any person in or claim by any person to the Collateral, or any security interest, lien or encumbrance in the Collateral in favor of any person, other than the Secured Party, (d) the Debtor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon, (e) the Debtor will permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (f) the Debtor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, and (g) the Debtor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for (x) leases of inventory and licenses of general intangibles in the ordinary course of business and (y) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment consistent with past practices.

      9. Insurance. The Debtor will maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks as are usually carried by the companies engaged in the same or a similar business, and if reasonably requested by the Secured Party additional property and/or liability insurance; and furnish to the Secured Party, upon written request, full information as to the insurance carried. Any deductibles or exclusions under such policies must be reasonably acceptable to the Secured Party. Each such policy shall name the Secured Party as loss payee and contain such other indorsements as Secured Party shall require from time to time.


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      10. Collateral Protection Expenses; Preservation of Collateral.

            10.1. Expenses Incurred by Secured Party. In the Secured Party's discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, maintain any of the Collateral, make commercially reasonable repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor to make any such expenditures, nor shall the making thereof be construed as the waiver or cure of any Event of Default.

            10.2. Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

      11. Securities and Deposits. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Secured Party may, following and during the continuance of an Event of Default, demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Debtor may at any time be applied to or set off against any of the Obligations.

      12. Notification to Account Debtors and Other Persons Obligated on Collateral. If an Event of Default shall have occurred and be continuing, the Debtor shall, at the request and option of the Secured Party, notify account debtors and other persons obligated on any of the Customer Contracts of the security interest of the Secured Party in the Collateral and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, after notice to and consent from the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after final payment in cash or other immediately available funds of the items giving rise to them.


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      13. Power of Attorney.

            13.1. Appointment and Powers of Secured Party. The Debtor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in the Secured Party's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following:

            (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and other applicable law, and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or useful to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all at least as fully and effectively as the Debtor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal, state, local or other agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities, and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

            (b) to the extent that the Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

            13.2. Ratification by Debtor. To the extent permitted by law, the Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

                                                                  Execution Copy

            13.3. No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Debtor for any act or failure to act, except for the Secured Party's own gross negligence or willful misconduct.

      14. Rights and Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State and any additional rights and remedies which may be provided to a secured party in any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least twenty Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto.

      15. Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on the Secured Party to exercise remedies in a commercially reasonable manner, the Debtor acknowledges and agrees that, subject to the Secured Party's obligations under the APA and TSA, it is not commercially unreasonable for the Secured Party (a) to fail to incur expenses reasonably deemed significant by the Secured Party to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure the Secured Party against risks of loss, collection or disposition of Collateral or to provide to the Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by the Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral. The Debtor acknowledges that the purpose of this Section 15 is to provide non-exhaustive indications of what actions or omissions by the Secured Party would fulfill the Secured Party's duties under the Uniform Commercial Code or other law of the State or any other relevant jurisdiction in the Secured Party's exercise of remedies against the Collateral and that other actions or omissions by the Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 15. Without limitation upon the foregoing, nothing contained in this Section 15 shall be construed to grant any rights to the Debtor or to impose any duties on the Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 15.

                                                                  Execution Copy

      16. No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights or remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

      17. Suretyship Waivers by Debtor. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 10.2. The Debtor further waives any and all other suretyship defenses.

      18. Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

                                                                  Execution Copy

      19. Proceeds of Dispositions; Expenses. The Debtor shall pay to the Secured Party on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of the Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

      20. Overdue Amounts. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue payments as may be established in the TSA.

      21. Governing Law; Consent to Jurisdiction. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The parties to this Agreement hereby submit to the jurisdiction of the bankruptcy court for the Southern District of New York with jurisdiction over Secured Party's case under chapter 11 of title 11 of the United States Code (the "Bankruptcy Court") and the courts of the State of New York. The parties agree that the Bankruptcy Court shall be the exclusive forum for enforcement of the Agreement until the closing of the Secured Party's chapter 11 cases, and to adjudicate, if necessary, any and all disputes with respect thereto; provided that if the Bankruptcy Court determines that it does not have subject matter jurisdiction over any action or proceeding arising out of or relating to the Agreement then each of the parties agrees that all such actions or proceedings shall be heard and determined exclusively in a federal court of the United States sitting in the City of New York, County of New York, or, if such federal court lacks jurisdiction over such action, exclusively in a court of the State of New York sitting in the City of New York, County of New York. After the closing of the Secured Party's chapter 11 cases, the Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in Section 11.4 of the APA. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

                                                                  Execution Copy

      22. Waiver of Jury Trial. THE DEBTOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS, REMEDIES, OBLIGATIONS, OR DUTIES HEREUNDER, OR THE PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF. Except as prohibited by law, the Debtor waives any right which it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Debtor (i) certifies that neither the Secured Party nor any representative, agent or attorney of the Secured Party has represented, expressly or otherwise, that the Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers or other waivers contained in this Agreement, and (ii) acknowledges that the Secured Party is relying upon, among other things, the waivers and certifications contained in this Section 22.

      23. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.

      24. Assignment. If Secured Party shall assign any of its rights and obligations under the APA and/or the TSA as permitted under the terms of such agreements, then Secured Party may freely assign some or all its rights and obligations under this Agreement to any such assignee. Debtor may not assign its rights and obligations hereunder without the prior written consent of the Secured Party.

IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

dbsXMEDIA, INC


By:
   ----------------------------------------
   [Name]
   [Title]

ACCEPTED:

LORAL SKYNET NETWORK SERVICES, INC.


By:
   ----------------------------------------
   [Name]
   [Title]

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                                                  Execution Copy

                    [SIGNATURES CONTINUE FROM PREVIOUS PAGE]

CYBERSTAR, L.P.

By: Loral CyberStar, L.L.C., its general partner


By:
   ----------------------------------------
   [Name]
   [Title]

CYBERSTAR, L.L.C.


By:
   ----------------------------------------
   [Name]
   [Title]